ORGANIZATIONAL AGREEMENT

     This Organizational Agreement is entered into as of the 15th day of September, 1997 by and among the persons signing this Agreement as Organizers (the "Organizers") and Community Bankshares, Inc., a South Carolina corporation, (the "Sponsor").

     Whereas, the Organizers and the Sponsor wish to organize a national bank in Florence, South Carolina (the "Bank"); and

     Whereas,   the  Organizers  and  the  Sponsor  wish  to  memorialize  their understandings with respect to the organization of the Bank.

     Now, therefore, for and in consideration of the premises and the agreements contained herein the Organizers and Sponsor agree as follows:

1. Each of the Organizers agrees to serve as an Organizer of the Bank, and to participate in the organizational process in the manner and to the extent required by the National Bank Act and the rules, regulations and policies of the Office of the Comptroller of the Currency (the "OCC"). Each Organizer also agrees that he will serve as a director of the Bank upon its organization and will endeavor to the best of his ability to fully discharge the obligations of a director of a national bank.

     Each Organizer acknowledges that he understands that he will be required to provide certain information concerning his background and financial standing to the OCC in connection with the Application to Organize the Bank and agrees to promptly furnish such information as may be required. Each Organizer further understands that continued participation as an Organizer and, ultimately, as a director of the Bank is subject to the approval of the OCC and agrees that, if the approval of the OCC for his participation can not be obtained or is delayed in a way that will substantially delay the opening of the Bank, he will withdraw from participation as an Organizer and as a prospective director of the Bank.

     Each Organizer further acknowledges and agrees that the Sponsor may designate two or more persons affiliated with the Sponsor to serve as additional organizers of the Bank and/or to serve as additional directors of the Bank.

2. Each Organizer agrees that he will purchase at least $100,000 worth of stock of the Sponsor when called on by the Sponsor to purchase said stock; provided, however, that if the Organizer is provided with a preliminary prospectus relating to such sale of stock and if such Organizer notifies the Company prior to the effectiveness of the prospectus that he will not subscribe for and purchase such stock and resigns as an Organizer and prospective director of the Bank, then such Organizer shall be relieved of any obligation to purchase the stock. Each Organizer acknowledges that this obligation is independent of the obligations of the other Organizers. Each Organizer further understands that affiliates of Sponsor (including the proposed President of the Bank) who may be organizers of the Bank will not be required to purchase stock in the same amount but may be subject to separate agreements with respect to stock ownership.

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3.   The Sponsor agrees to be  responsible  for the cost of preparing and filing an application to organize a national bank with the OCC, the pre-opening expenses associated with the organization of the Bank and related items. However, the Sponsor reserves the right to require the repayment of such items from the proceeds of capitalization of the Bank. Sponsor agrees to buy all of the Bank's stock necessary to capitalize the Bank and the Organizers agree to sell such stock to the Sponsor.

4. The Organizers agree that, promptly after this Agreement is signed by the Sponsor, they will meet and elect a Chairman who will be the spokesperson for the Organizers and they will designate Jesse A. Nance as the person to be the President of the Bank.

5. Each Organizer agrees to promptly notify the Sponsor of any communication he receives from the OCC or any other governmental agency regarding the Bank. The Organizers will give at least two days notice to the Sponsor of any meeting of Organizers.

6. With the exception of Mr. Nance, no Organizer shall receive any compensation for his service as an Organizer or as a director of the Bank until the Bank becomes profitable. Mr. Nance shall receive a salary and benefits from the Sponsor which may, to the extent permitted by applicable law and regulation, be charged to the organizational expenses of the Bank.

7. The Organizers shall not incur any expense with respect to the Bank without the prior written consent of the Sponsor.

8. All correspondence or other communications regarding the organization of the Bank and the other matters contained in this Agreement shall be directed to the appropriate party at the address set forth by such parties named below.

9. This Agreement shall be effective as of the date it is signed by the Sponsor.

10. The Organizers may, with the approval of the Sponsor, bring in additional Organizers or replace Organizers who leave the group. Any such additional or replacement Organizer shall sign this Agreement and thereby be bound by its terms.

11. This Agreement shall be governed by the laws of the State of South Carolina and shall inure to the benefit of and be enforceable against the parties hereto their respective heirs, successors and assigns.




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     IN WITNESS  WHEREOF,  the parties hereto have executed this  Organizational
Agreement as of the effective date.

ORGANIZERS:

s/Phillip D. Lowe                s/James (Jim) R. Livingston
-----------------------------    ----------------------------------------
(Name)                           (Name)

507 W. Cheves Street             1801 E. Palmetto Street
-----------------------------    ----------------------------------------
(Address)                        (Address)

Florence, SC  29501              Florence, SC  29501
-----------------------------    ----------------------------------------
(City)    (State)                (City)    (State)


s/Murray L. Garber               s/Wm. Reynolds Williams
-----------------------------    ----------------------------------------
(Name)                           (Name)

516 S. Edisto Drive              PO Box 1909
-----------------------------    ----------------------------------------
(Address)                        (Address)

Florence, SC  29501              Florence, SC  29503-1909
-----------------------------    ----------------------------------------
(City)    (State)                (City)    (State)


s/Robert Johnson, Sr.            s/J. Erwin Paxton
-----------------------------    ----------------------------------------
(Name)                           (Name)

2620 Mellon Street               600 North Coit Street
-----------------------------    ----------------------------------------
(Address)                        (Address)

Florence, SC  29501              Florence, SC  29501
-----------------------------    ----------------------------------------
(City)    (State)                (City)    (State)


s/Richard L. Havekost            s/William W. Traynham
-----------------------------    ----------------------------------------
(Name)                           (Name)

1315 Place DeJulian              PO Box 2086
-----------------------------    ----------------------------------------
(Address)                        (Address)

Florence, SC  29501              Orangeburg, SC 29116
-----------------------------    ----------------------------------------
(City)    (State)                (City)    (State)


s/Hugo S. Sims, Jr.              s/Jesse A. Nance
-----------------------------    ----------------------------------------
(Name)                           (Name)

PO Box 2086                      181 E. Evans St., BTC-051
-----------------------------    ----------------------------------------
(Address)                        (Address)

Orangeburg, SC 29116             Florence, SC 29506
-----------------------------    ----------------------------------------
(City)    (State)                (City)    (State)


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SPONSOR:

COMMUNITY BANKSHARES, INC.

     s/Hugo S. Sims
By:
   Hugo S. Sims, Chairman

      Post Office Box 2086
      Orangeburg, South Carolina 29116
      Attn:  Hugo S. Sims, Chairman